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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                  CURENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST REPORTED): October 28, 1999

                            Beautymerchant.com, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHAPTER)

    Nevada                            001-14973                 13-3422912
(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)               FILE NUMBER)            IDENTIFICATION NO.)

            4614 North University Drive, Fort Lauderdale, FL            33351
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 572-4023

                              ATR Industries, Inc.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.

ITEM 5. OTHER EVENTS.

On September 17, 1999, we changed our name from ATR Industries, Inc. to Beautymerchant.com Inc.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not Applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR.

Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 1999                           /s/ Edward A. Roth
                                                 -------------------------
                                                 Edward A. Roth, President